Exhibit 10.1

THIRD AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

This Third Amendment to Securities Purchase Agreement (this “Third Amendment”) is made and entered into as of November 7, 2025, by and among Pineapple Financial Inc., a corporation continued and existing under the Canada Business Corporations Act (the “Company”) and each purchaser (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”, and together with the Company, the “Parties”) identified on the signature pages to that certain Securities Purchase Agreement, dated as of September 2, 2025, as amended on September 4, 2025, and November 3, 2025 (the “Purchase Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

RECITALS:

A. WHEREAS, the Company and the Purchasers entered into the Purchase Agreement, which sets forth the Parties’ rights and obligations with respect to the transactions contemplated thereby;

B. WHEREAS, in due consideration of the promises that the Parties have made to each other in the Purchase Agreement and therewith, the Parties desire to amend the Purchase Agreement in the manner set forth herein;

C. WHEREAS, Section 5.5 of the Purchase Agreement provides that the Purchase Agreement may be amended in a written instrument signed by the Company and the Purchasers of at least 50.1% in interest of the Subscription Receipts, and the Injective Foundation, for as long as Injective Foundation is a holder of the Subscription Receipts (the “Requisite Consent”);

D. WHEREAS, the Purchasers identified on the signature pages hereto constitute the Requisite Consent; and

E. WHEREAS, the Parties intend that this Third Amendment shall be binding upon and inure to the benefit of each of the Parties and their respective successors and permitted assigns.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

AMENDMENTS

1.1 Section 2.5 in the Purchase Agreement is hereby amended and restated in its entirety, and replaced with the following:

2.5 Registration Statement Filing. The Company shall (i) prepare, as soon as reasonably possible following the Closing Date, and shall file with the Commission no later than December 5, 2025, the Registration Statement (on Form S-1 or other appropriate registration statement form reasonably acceptable to the Purchasers) under the Securities Act, at the sole expense of the Company, in respect of the Purchasers, so as to permit the resale of the Shares, the Pre-Funded Warrants and the Pre-Funded Warrant Shares in the United States under the Securities Act; and (ii) cause the Registration Statement to be declared effective by the Commission as soon as possible and not later than the Escrow Deadline (as defined in the Purchase Agreement, as amended from time to time). The Company will notify the Placement Agent immediately following effectiveness of the Registration Statement. The Registration Statement shall cover the resale of 100% of the Shares, Pre-Funded Warrants and Pre-Funded Warrant Shares (including such indeterminate number of Common Shares resulting from stock splits, stock dividends or similar transactions), for an offering to be made on a continuous basis pursuant to Rule 415 (as promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule). The Securities registered for resale pursuant to the Registration Statement shall not be subject to resale restrictions under Canadian Securities Laws, provided the distribution of the Securities will not take place prior to the Effective Date and the Securities will be distributed under the Registration Statement.

ARTICLE II

MISCELLANEOUS

2.1 No other Amendments. Except as expressly amended hereby, the terms and conditions of the Purchase Agreement shall continue in full force and effect.

2.2 Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

2.3 Miscellaneous. This Third Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

COMPANY:

PINEAPPLE FINANCIAL INC.

By:
Name:	Shubha Dasgupta
Title:	Chief Executive Officer

[Signature Page to Third Amendment to Securities Purchase Agreement]

PURCHASER:

By:
Name:
Title: